                                                                    EXHIBIT 10.8

                              HALSEY DRUG CO., INC.

                                  AMENDMENT TO
                    DEBENTURE AND WARRANT PURCHASE AGREEMENT

                         DATED AS OF DECEMBER 20th, 2002

         This Amendment to the Debenture and Warrant Purchase Agreement is made as of this 20th day of December, 2002, by and among Halsey Drug Co., Inc., a New York corporation (the "Company"), and each of the Purchasers set forth on the signature page hereto (the "Purchasers").

                                R E C I T A L S :

         WHEREAS, pursuant to that certain Debenture and Warrant Purchase Agreement dated as of March 10, 1998 (the "Purchase Agreement") executed by the Company in favor of the Purchasers, the Company issued its 5% Convertible Senior Secured Debentures due March 15, 2003 (the "Existing Debentures"); and

         WHEREAS, pursuant to a certain Debenture Purchase Agreement dated on or about December 20, 2002 (the "2002 Purchase Agreement"), proposed to be executed by the Company in favor of Care Capital LLC, Essex Woodlands Health Ventures and the other purchasers listed on the signature page thereto, the Company proposes to issue its 5% Convertible Senior Secured Debentures due March 31, 2006 (the "New Debentures");

         WHEREAS, as a condition to the investment in the New Debentures to be made by the Purchasers listed in the 2002 Purchase Agreement (the "New Holders"), the New Holders have required that the Purchase Agreement be amended to (i) extend the maturity date of the Existing Debentures from March 15, 2003 to March 31, 2006, (ii) provide that the holders of the Existing Debentures have veto rights for certain material Company transactions, (iii) provide that the right of first refusal provided to the holders of the Existing Debentures be exercisable on a pro rata basis with the New Holders under the 2002 Purchase Agreement; and (iv) reduce the number of representatives designated by the holders of the Existing Debentures from three (3) to two (2) commencing with the second Annual Meeting of Shareholders following the date of this Amendment.

         WHEREAS, as an inducement for the New Holders to make the investment pursuant to the 2002 Purchase Agreement, the Company and the Purchasers desire to amend the Purchase Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants herein contained, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined shall have the meanings provided in the Purchase Agreement.

         2. Section 1.1 of the Purchase Agreement is hereby amended to delete Subsection (a) of such Section and replace same with the following:

                  "(a) its 5% Convertible Senior Secured Debentures due March 31, 2006 in the aggregate principal amount of $20,800,000 (the "Debentures"),"

         3. The Purchase Agreement is hereby amended to provide that the maturity date of the Debentures shall be March 31, 2006 and that any reference to a maturity date of March 15, 2003 shall be deemed changed to March 31, 2006.

         4. The definition of Debentures as contained in Section 1.1 of the Purchase Agreement is hereby revised to include all 5% Convertible Senior Secured Debentures having an original maturity date of March 15, 2003 issued pursuant to the Purchase Agreement, including, without limitation, all 5% Convertible Senior Secured Debentures issued by the Company to the Purchasers in satisfaction of interest payments due and payable thereunder. Exhibit A-1 to this Amendment to the Debenture and Warrant Purchase Agreement sets forth all Debentures and Warrants issued to the Purchasers pursuant to the Purchase Agreement through the date hereof.

         5. Each Purchaser agrees to surrender to the Company each Debenture instrument issued to such Purchaser as described in Exhibit A-1 to this Amendment to the Debenture and Warrant Purchase Agreement against the issuance by the Company of an Amended and Restated 5% Convertible Senior Secured Debenture of like principal amount due March 31, 2006 in substantially the form attached as Exhibit B to this Amendment to Debenture and Warrant Purchase Agreement.

         6. Section 9.8 of the Purchase Agreement is hereby amended to delete subsection (a) of such Section and replace same with the following:

                           "(a) The Company agrees to hold meetings of its Board
                  of Directors at least four (4) times a year, at no more than three-month intervals. So long as the Purchasers own any Securities, at each annual meeting of the Company's Stockholders, the Purchasers shall have the right to nominate three (3) designees to be members of the Board of Directors; provided, however, that commencing with the Company's 2004 Annual Meeting of Shareholders, the Purchasers shall have the right to nominate two (2) designees to be members of the Board of Directors."

         7. A new Section 9.18 is hereby added to the Purchase Agreement as follows:

                  "9.18 Debentureholders Agreement. Each of the Company and the holders of the Debentures has concurrently executed the form of Debentureholders Agreement attached as Exhibit N hereto."

         8. Section 12.1(c) of the Purchase Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                           "If the Company shall default in the performance of
                  any other material agreement or covenant contained in this Agreement or in any other agreement executed in connection with this Agreement, including that certain Registration Rights Agreement dated December 20, 2002 among the Company, the Purchasers and the other parties thereto, and such default shall not have been remedied to the satisfaction of the Holder or Holders of at least a majority in aggregate principal amount of the Debentures then outstanding, within forty-five
                  (45) days after a Default Notice shall have been given to the Company (the Company to give forwith to all other Holders of Debentures at the time outstanding written notice of the receipt of such Default Notice, specifying the default referred to therein);"

         9. Article XVI of the Purchase Agreement is hereby deleted in its entirety and the following inserted in its place:

                                   ARTICLE 16

                  RIGHT OF FIRST REFUSAL: ADDITIONAL INVESTMENT

                  16.1 Right of First Refusal. Each Holder of the Debentures, Holder of Shares (provided any Debentures remain outstanding and the Shares received upon conversion have not been sold, transferred or otherwise disposed of) (the "Common Holder"), holders of the 2002 Debentures (the "2002 Debentureholders") and holders of shares of Common Stock issued upon the conversion of the 2002 Debentures (provided any 2002 Debentures remain outstanding and the shares of Common Stock received upon conversion have not been sold, transferred or otherwise disposed of) (the "New Common Holders") shall be entitled to the following right of first refusal:

                  (a) Except in the case of Excluded Securities (as hereinafter defined), the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange
(i) any shares of Common Stock, (ii) any other equity security of the Company,
(iii) any debt security of the Company which by its terms is convertible into or exchangeable for, with or without consideration, any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company (collectively, the "Equity Securities") unless in each case, the Company shall have first offered to sell to the holders of Debentures, the Common Holders, the 2002 Debentureholders and the New Common Holders, the Equity Securities, at a price and on such other terms as shall have been specified by the Company in writing delivered to each of the Holders of Debentures, the Common Holders, the 2002 Debentureholders and the New Common Holders (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of thirty (30) days from the date it is delivered by the Company to the Holders of Debentures, the Common Holders, the 2002 Debentureholders and the New Common Holders; provided, however, that such issuance, sale or exchange of equity securities shall result in gross proceeds to the Company (whether at the time of issuance or upon conversion, exercise, or exchange thereof) of an amount in excess of $200,000 (the "Minimum Offering Threshold"). For purposes of computing the Minimum Offering Threshold, any offering, issuance, sale or exchange of Equity Securities during any rolling 12 month period shall be aggregated.

                  (b) Each of the Holders of Debentures, the Common Holders, the 2002 Debentureholders and the New Common Holders shall have the right to purchase its pro rata share of the Equity Securities. The "pro rata share" of each Holder of Debentures, Common Holder, 2002 Debentureholders and the New Common Holders shall be that amount of the Equity Securities multiplied by a fraction, the numerator of which is the sum of (i) the Shares underlying the Debenture held by such person if such person is the holder of a Debenture,
(ii) the number of Shares of Common Stock issued to such Common Holder upon conversion of a Debenture if such person is a Common Holder, (iii) the number of shares of Common Stock underlying the 2002 Debentures held by such person if such person is a 2002 Debentureholder and (iv) the number of shares of Common Stock issued to a 2002 Debentureholder upon conversion of a 2002 Debenture if such person is an New Common Holder, and the denominator of which is the sum of
(x) the total number of shares of Common Stock underlying the Debentures issued pursuant to this Agreement and (y) the total number of shares of Common Stock underlying the 2002 Debentures.

                  (c) Notice of the intention of each Holder of a Debenture, Common Holder, 2002 Debentureholder or New Common Holder to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such person, as the case may be and delivered to the Company prior to the end of the 30-day period commencing with the date of such Offer or, if later within ten
(10) days after the delivery of giving of any written notice of a material change in such Offer, setting forth such portion (specifying number of shares, principal amount or the like) of the Equity Securities as such person elects to purchase (the "Notice of Acceptance").

                  (d) In the event that all Holders of Debentures, Common Holders, 2002 Debentureholders and New Common Holders do not elect to purchase all of the Equity Securities, the persons which have provided notice of their intention to exercise the refusal rights as provided in subparagraph (c) above shall have the right to purchase, on a pro rata basis, any unsubscribed portion of the Equity Securities during a period of ten (10) days following the 30-day period provided in subparagraph (c) above. Following such additional 10-day period, in the event the Holders of the Debentures, the Common Holders, 2002 Debentureholders and the New Common Holders have not elected to purchase all of the Equity Securities, the Company shall have 90 days from the expiration of the foregoing 40-day period to sell all or any part of such Equity Securities as to which a Notice of Acceptance has not been given by any of such persons (the "Refused Securities") to any other person or persons, but only upon terms and conditions in all material respects, including without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company than those set forth in the Offer. Upon the closing of the sale to such other person or persons of all of the Refused Securities, which shall include payment of the purchase price to the Company in accordance with the terms of the Offer, if the Holders of Debentures, the Common Holders, the 2002 Debentureholders and the New Common Holders have timely submitted a Notice of Acceptance, it and/or they shall purchase from the Company, and the Company shall sell to the Holders of Debentures, the Common Holders, 2002 Debentureholders and the New Common Holders, as the case may be, the Equity Securities in respect of which a Notice of Acceptance was delivered to the Company, at the terms specified it the Offer. The purchase by the Holders of Debentures, Common Holders, the 2002 Debentureholders and the New Common Holders of any Equity Securities is subject in all cases to the preparation, execution and delivery by the Company and such persons of a purchase agreement and other customary documentation relating to such Equity Securities as is satisfactory in form and substance to such persons and each of their respective counsel.

                  (e) In each case, any Equity Securities not purchased by the Holders of Debentures, the Common Holders, the 2002 Debentureholders and the New Common Holders or by a person or persons in accordance with Section 16.1(d) hereof may not be sold or otherwise disposed of until they are again offered to such persons under the procedures specified in Section 16.1(a), (b), (c) and (d) hereof.

                  (f) The rights of the Holders of Debentures, the Common Holders, 2002 Debentureholders and the New Common Holders under this Section
16.1 shall not apply to the following securities (the "Excluded Securities"):

                           (i) Common Stock or options to purchase such Common Stock, issued to officers, employees or directors of, or consultants to, the Company, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Company;

                           (ii) Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock;

                           (iii) Common Stock issued upon conversion of the Debentures or the 1999 Debentures, or exercise of the Warrants or the warrants issued in connection with the 1999 Debentures, or Common Stock issued upon conversion of the 2002 Debentures or exercise of the warrants issued pursuant to the 2002 Purchase Agreement;

                           (iv) Common Stock or debentures issued in satisfaction of interest payments on the Debentures, the 1999 Debentures and the 2002 Debentures, including the issuance of Common Stock or Debentures issued in satisfaction of interest payments on Debenture instruments issued by the Company in satisfaction of the interest payments on the Debentures, the 1999 Debenture and the 2002 Debentures; or

                           (v) any securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition, strategic alliance or similar business combination approved by the Board of Directors and/or at the Company's Annual Meeting of Shareholders.

                  (g) Notwithstanding anything to the contrary contained herein, a Holder of a Debenture, a Common Holder (other than an initial Purchaser), a 2002 Debentureholders or a New Common Holder (other than an initial purchaser of a 2002 Debenture) shall not be considered as such for purposes of this Section 16.1 only, unless such person then holds Debentures or 2002 Debentures with an outstanding principal amount of at least $200,000 or shares issued upon conversion of at least $200,000 in principal of Debentures or 2002 Debentures or a combination of Debentures or 2002 Debentures and shares of Common Stock received upon conversion of the Debentures and 2002 Debentures such that the outstanding principal of the Debentures or 2002 Debentures held by such person plus the amount of principal of Debentures or 2002 Debentures converted into shares held by such person equals or exceeds $200,000."

         10. Subparagraph (a) of Article XIII is hereby amended to add the following at the end of such Subparagraph:

                  "Notwithstanding the foregoing or anything to the contrary contained in this Article XIII, no amendment to Section 9.18 shall be valid unless the same shall be in writing and signed by the Company and the holders of at least 66 2/3% in the aggregate principal amount of the Debenture (including for purposes such calculation the principal amount of those Debentures that at such time have been converted into shares).

         11. Except as amended above, the terms of the Purchase Agreement shall remain in full force and effect.

         12. This Amendment to Debenture and Warrant Purchase Agreement and the rights of the parties hereunder shall be governed in all respects by laws in the State of New York wherein the terms of this Amendment were negotiated.

         13. This Amendment to Debenture and Warrant Purchase Agreement may be executed in any number of counterparts, each of which shall be original, but all of which together shall constitute one instrument.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the Company and the Purchasers have caused this Amendment to be duly executed all on the day and year first above written.

HALSEY DRUG CO., INC.

By:__________________________________
   Name:  Michael Reicher
   Title: Chief Executive Officer

PURCHASERS

GALEN PARTNERS III, L.P.                 GALEN PARTNERS INTERNATIONAL, III, L.P.
By: Claudius, L.L.C., General Partner    By: Claudius, L.L.C., General Partner
610 Fifth Avenue, 5th Fl.                610 Fifth Avenue, 5th Floor
New York, New York 10019                 New York, New York 10020

_____________________________________    _______________________________________
By:  Srini Conjeevaram                   By:  Srini Conjeevaram
Its: General Partner                     Its: General Partner

GALEN EMPLOYEE FUND III, L.P.            ALAN SMITH
By: Wesson Enterprises, Inc.             21 Bedlow Avenue
610 Fifth Avenue, 5th Floor              Newport, Rhode Island 02840
New York, New York 10020

_____________________________________    _______________________________________
By:  Bruce F. Wesson
Its: General Partner

PATRICK COYNE                            BERNARD SELZ
800 Merion Square Road                   c/o Furman Selz
Gladwyne, PA 19035                       230 Park Avenue
                                         New York, New York 10069

_____________________________________    _______________________________________

MICHAEL WEISBROT                         SUSAN WEISBROT
1136 Rock Creek Road                     1136 Rock Creek Road
Gladwyne, Pennsylvania 19035             Gladwyne, Pennsylvania 19035

_____________________________________    _______________________________________

GREG WOOD                                DENNIS ADAMS
c/o D.R. International                   120 Kynlyn Road
7474 No. Figueroa Street                 Radnor, Pennsylvania 19312
Los Angeles, California 90041

_____________________________________    _______________________________________

MICHAEL REICHER                          ROBERT W. BAIRD & CO., INC., TTEE
c/o Halsey Drug Co., Inc.                FBO Michael K. Reicher IRA
695 North Perryville Rd.                 c/o Halsey Drug Co., Inc.
Crimson Building #2                      695 North Perryville Rd.
Rockford, Ill. 61107                     Crimson Building #2
                                         Rockford, Ill. 61107

_____________________________________    _______________________________________
                                         By:  Michael K. Reicher
                                         Its: Trustee

CONNIE REICHER TRUST                     PETER CLEMENS
c/o Halsey Drug Co., Inc.                c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                 695 North Perryville Rd.
Crimson Building #2                      Crimson Building #2
Rockford, Ill. 61107                     Rockford, Ill. 61107

_____________________________________    _______________________________________
By:  Connie Reicher
Its: Trustee

VARSHA H. SHAH                           HEMANT K. SHAH
29 Chrissy Drive                         29 Chrissy Drive
Warren, New Jersey 07059                 Warren, New Jersey 07059

_____________________________________    _______________________________________

VARSHA H. SHAH AS CUSTODIAN              VARSHA H. SHAH AS CUSTODIAN
FOR SACHIN H. SHAH                       FOR SUMEET H. SHAH
29 Chrissy Drive                         29 Chrissy Drive
Warren, New Jersey 07059                 Warren, New Jersey 07059

_____________________________________    _______________________________________
By:  Varshah H. Shah                     By:  Varshah H. Shah
Its: Custodian                           Its: Custodian

MICHAEL RAINISCH                         ILENE RAINISCH
c/o Alvin Rainisch                       c/o Alvin Rainisch

300 Flower Lane                          300 Flower Lane
Morganville, New Jersey 07751            Morganville, New Jersey 07751

_____________________________________    _______________________________________

KENNETH GIMBEL, IRA ACCOUNT              KENNETH GIMBEL
FBO KENNETH GIMBEL                       2455 Montgomery Avenue
2455 Montgomery Avenue                   Highland Park, Ill. 60035
Highland Park, Ill. 60035

_____________________________________    _______________________________________
By:__________________________________
Its: Trustee

STEFANIE HEITMEYER
C/o Halsey Drug Co., Inc.
695 North Perryville Rd.
Crimson Building #2
Rockford, Ill. 61107

_____________________________________

ROBERT W. BAIRD & CO., INC., TTEE        ROBERT W. BAIRD & CO., INC., TTEE
FBO Michael Reicher IRA                  FBO Connie Reicher IRA
c/o Halsey Drug Co., Inc.                c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                 695 North Perryville Rd.
Crimson Building #2                      Crimson Building #2
Rockford, Illinois 61107                 Rockford, Illinois 61107

_____________________________________    _______________________________________
By:  Robert W. Baird                     By:  Robert W. Baird
Its: Trustee                             Its: Trustee

MICHAEL REICHER TRUST
c/o Halsey Drug Co., Inc.
695 North Perryville Rd.
Crimson Building #2
Rockford, Illinois 61107

_____________________________________
By:  Michael K. Reicher
Its: Trustee

                                  EXHIBIT A-1

                            LIST OF DEBENTURE HOLDERS

                                    EXHIBIT B

                          FORM OF AMENDED AND RESTATED
                     5% CONVERTIBLE SENIOR SECURED DEBENTURE

                                    EXHIBIT N

                            DEBENTUREHOLDER AGREEMENT

                                       12